Exhibit 99.1

SumTotal Systems Announces First Quarter 2009 Results

MOUNTAIN VIEW, Calif. – April 28, 2009 – SumTotal® Systems (Nasdaq: SUMT), the market leader and a global provider of talent development solutions, today announced its financial results for the first quarter ended March 31, 2009.

First Quarter 2009 Results

On an unaudited Generally Accepted Accounting Principles (GAAP) basis, total revenue for the first quarter 2009 was $23.7 million compared to $36.0 million for the first quarter 2008. Unaudited GAAP net loss was $5.2 million, or $0.17 per share on a basic and diluted basis, compared to net income of $1.5 million, or $0.05 per share on a diluted basis, for the first quarter 2008.

For the first quarter 2009, cash flows from operating activities were $4.1 million compared to $3.6 million in the first quarter 2008.

Deferred revenue for the quarter ended March 31, 2009, was $35.6 million compared with $33.2 million at the end of the same quarter the previous year.

Non-GAAP revenue for the quarter was $23.7 million compared to $36.1 million for the same quarter the prior year. Non-GAAP net loss for the quarter was $2.1 million, or $0.07 per share on a basic and diluted basis, compared to non-GAAP net income of $4.6 million, or $0.14 per share on a diluted basis, for the prior year.

Non-GAAP results exclude the impact of certain charges primarily related to restructuring activities and non-cash charges related to acquisition accounting, stock-based compensation, and any related income tax effects. A reconciliation to the GAAP results is provided in the attached statements.

As previously announced on April 24, 2009, SumTotal entered into a definitive merger agreement with affiliates of Accel-KKR, under which all of the outstanding shares of SumTotal common stock will be acquired for $3.80 per share in cash. The transaction is subject to customary closing conditions, including the approval of SumTotal’s stockholders. There is no financing condition to the transaction. For further information about this transaction, please see the Company’s April 24, 2009 press release and the Merger Agreement filed with the SEC on Form 8-K.

SumTotal will not host a conference call to discuss financial results for the first quarter 2009.

About SumTotal Systems, Inc.

SumTotal Systems, Inc. (NASDAQ:SUMT) is the market leader and a global provider of talent development solutions. SumTotal deploys mission-critical solutions designed to align goals, develop skills, assess performance, plan for succession and set compensation. SumTotal’s solutions aim to accelerate performance and profits for more than 1,500 companies and governments of all sizes, including six of the world’s 10 biggest pharmaceutical makers, six of the 10 largest automotive companies in the world, four of the five branches of the U.S. Armed Forces, three of the world’s top five airlines, five of the six largest U.S. commercial banks and two of the world’s top five specialty retailers. Mountain View, Calif.-based SumTotal has offices across Asia, Australia, Europe and North America. For more information about SumTotal’s products and services, visit www.sumtotalsystems.com.

SumTotal and the SumTotal logo are registered trademarks or trademarks of SumTotal Systems, Inc. and/or its affiliates in the United States and/or other countries. Other names may be trademarks of their respective owners.

Additional Information and Where You Can Find It

In connection with the proposed transaction, SumTotal will file a proxy statement and relevant documents concerning the proposed transaction with the SEC. Investors and security holders of SumTotal are urged to read the proxy statement and any other relevant documents filed with the SEC when they become available because they will contain important information about SumTotal and the proposed transaction. The proxy statement (when it becomes available) and any other documents filed by SumTotal with the SEC may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by SumTotal by contacting SumTotal Investor Relations at 650-934-9584. Investors and security holders are urged to read the proxy statement and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed transaction. SumTotal and its directors, executive officers and certain other members of its management and employees may, under SEC rules, be deemed to be participants in the solicitation of proxies from SumTotal’s stockholders in connection with the transaction. Information regarding the interests of such directors and executive officers (which may be different then those of SumTotal’s stockholders generally) is included in SumTotal’s proxy statements and Annual Reports on Form 10-K, previously filed with the SEC, and information concerning all of SumTotal’s participants in the solicitation will be included in the proxy statement relating to the proposed transaction when it becomes available. Each of these documents is, or will be, available free of charge at the SEC’s web site at http://www.sec.gov and from SumTotal Investor Relations, at http://investor.sumtotalsystems.com.

Cautionary Statement Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These statements are based on management’s current expectations and beliefs and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. The forward-looking statements contained in this document include statements concerning the proposed transaction with affiliates of Accel-KKR. These statements are not guarantees of future performance, involve certain risks, uncertainties and assumptions that are difficult to predict, and are based upon assumptions as to future events that may not prove accurate. Therefore, actual outcomes and results may differ materially from what is expressed herein. For example, if SumTotal does not receive the required stockholder approval or fails to satisfy other conditions to closing, the transaction may not be consummated. In addition, there can be no assurance that the solicitation of superior proposals will result in an alternative transaction. The following factors, among others, could cause actual results to differ materially from those described in the forward-looking statements: risks associated with uncertainty as to whether the transaction will be completed, costs and potential litigation associated with the transaction, the failure to obtain SumTotal’s stockholder approval, the failure of either party to meet the closing conditions set forth in the merger agreement, the extent and timing of regulatory approvals and the risk factors discussed from time to time by the company in reports filed with the Securities and Exchange Commission. We urge you to carefully consider the risks which are described in SumTotal’s Annual Report on Form 10-K for the year ended December 31, 2008 and in SumTotal’s other SEC filings. SumTotal is under no obligation to (and expressly disclaims any such obligation to) update or alter its forward-looking statements whether as a result of new information, future events, or otherwise.

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Investor Contact:

SumTotal Systems, Inc.

Gwyn Lauber, 650-934-9584

glauber@sumtotalsystems.com

Media Contact:

SumTotal Systems, Inc.

Kimberley Kasper, 650-934-9579

kkasper@sumtotalsystems.com

-Tables to Follow-

SumTotal Systems, Inc.

Condensed Consolidated Balance Sheets

(in thousands)

(Unaudited)

	March 31, 2009	December 31, 2008
Assets
Current assets:
Cash and cash equivalents	$34,838	$44,059
Short-term investments	9,990	3,790
Accounts receivable, net	18,096	23,498
Prepaid expenses and other current assets	4,733	4,953

Total current assets	67,657	76,300
Property and equipment, net	6,951	6,132
Intangible assets, net	5,999	7,084
Other assets	1,940	1,786

Total assets	$82,547	$91,302

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$3,135	$1,693
Accrued compensation and benefits	5,228	7,117
Other accrued liabilities	4,149	4,045
Restructuring accrual	113	—
Deferred revenue	33,128	32,416
Notes payable	—	4,667

Total current liabilities	45,753	49,938
Non-current liabilities:
Other accrued liabilities, non-current	103	107
Restructuring accrual, non-current	93	—
Deferred revenue, non-current	2,448	2,111

Total liabilities	48,397	52,156
Commitments and contingencies
Stockholders’ equity	34,150	39,146

Total liabilities and stockholders’ equity	$82,547	$91,302

SumTotal Systems, Inc.

GAAP Condensed Consolidated Statements of Operations

(in thousands, except per share amounts)

(Unaudited)

	Three-Months Ended March 31,
	2009	2008
Revenue:
Subscriptions and Support	$16,774	$17,627
Services	5,295	9,672
License	1,631	8,693

Total revenue	23,700	35,992

Cost of revenue:
Subscriptions and Support	5,581	5,961
Services	4,391	6,891
License	52	64
Amortization of intangible assets	1,085	1,684

Total cost of revenue	11,109	14,600

Gross margin	12,591	21,392

Operating expenses:
Research and development	5,003	5,830
Sales and marketing	7,127	8,728
General and administrative	4,167	5,176
Restructuring charge	1,295	85

Total operating expenses	17,592	19,819

Income (loss) from operations	(5,001)	1,573
Interest expense	(139)	(222)
Interest income	103	493
Other income (expense), net	(48)	21

Income (loss) before provision for income taxes	(5,085)	1,865
Provision for income taxes	80	363

Net income (loss)	$(5,165)	$1,502

Net income (loss) per share, basic	$(0.17)	$0.05

Net income (loss) per share, diluted	$(0.17)	$0.05

Weighted average common shares outstanding, basic	31,237	32,177

Weighted average common shares outstanding, diluted	31,237	32,483

SumTotal Systems, Inc.

Condensed Consolidated Statements of Cash Flows

(in thousands)

(Unaudited)

	Three-Months Ended March 31,
	2009	2008
Cash flows from operating activities:
Net income (loss)	$(5,165)	$1,502
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	1,038	1,171
Gain on disposal of property and equipment	15	—
Amortization of intangible assets	1,085	1,683
Provision for (recovery of) sales returns and doubtful accounts	186	(38)
Accretion of interest on short-term investments	(13)	(121)
Accretion on interest expense on notes payable	—	38
Stock-based compensation	691	1,219
Changes in operating assets and liabilities:
Accounts receivable, net	5,451	2,400
Prepaid expenses and other current assets	247	645
Other assets	(116)	(27)
Accounts payable	1,433	176
Accrued compensation and benefits	(1,931)	(2,043)
Other accrued liabilities	60	703
Restructuring accrual	206	35
Deferred revenue	884	(3,725)

Net cash provided by operating activities	4,071	3,618

Cash flows from investing activities:
Purchases of property and equipment	(1,918)	(374)
Purchases of short-term investments	(9,987)	(5,052)
Sales and maturities of short-term investments	3,800	25,950

Net cash provided by (used in) investing activities	(8,105)	20,524

Cash flows from financing activities:
Repayment of credit facility	(4,375)	(1,094)
Payment of notes payable	(292)	(292)
Purchase of treasury stock	(530)	(646)
Net proceeds from the issuance of common stock pursuant to SumTotal Systems’ Employee Stock Purchase Plan and exercises of common stock options	264	406

Net cash used in financing activities	(4,933)	(1,626)

Effect of foreign exchange rate changes on cash and cash equivalents	(254)	233

Net increase (decrease) in cash and cash equivalents	(9,221)	22,749
Cash and cash equivalents at beginning of period	44,059	19,182

Cash and cash equivalents at end of period	$34,838	$41,931

Supplemental disclosure of cash flow information
Interest paid	$231	$201
Taxes paid	$82	$57

Use of Non-GAAP Financial Measures

In managing its business financial performance and establishing internal financial plans and targets, the Company uses non-GAAP financial measures. Management believes that certain non–GAAP financial measures provide greater transparency in managing its operations and business. The Company has presented these non-GAAP financial measures as supplemental information to allow investors to see how management views the operating performance of the Company and how it communicates the performance internally. The Company has historically reported similar non-GAAP financial measures to its investors and believes that the inclusion of comparative numbers provides consistency in its financial reporting. This non-GAAP information is subject to material limitations and is not intended to be used in isolation or instead of results prepared in accordance with GAAP but rather in addition to the GAAP results. Also, the non–GAAP information prepared by the Company is not necessarily comparable to non-GAAP information provided by other companies.

A reconciliation of the non-GAAP measures to GAAP is included in the financial tables contained in this press release. Investors are encouraged to review the reconciliation of the non-GAAP financial measures to the most directly comparable GAAP financial measures as provided herein.

The adjustments and the basis for excluding them are as follows:

Deferred Revenue Write-Down

The Company excludes the impact of the write-down of acquired deferred revenue to fair value relating to its acquisitions of Pathlore Software Corporation and MindSolve Technologies, Inc. This has the effect of increasing licenses and subscriptions and support revenue to the amounts that would have been recorded in the absence of the purchase accounting adjustments required by GAAP. This is done to provide management with better visibility on the contractual revenue run-rate, subscriptions and support renewal rates, and the operating profitability of the business.

Amortization of Intangible Assets

The Company has incurred expenses for amortization of intangible assets in the cost of sales numbers reported in its GAAP financial results. These expenses relate to various acquisitions of companies and technology. Management excludes these expenses when evaluating its operating performance because it believes that it provides for better comparability between periods and provides results that are more reflective of the operating performance of the business.

Stock-Based Compensation

The Company excludes charges from stock-based compensation from services and subscriptions and support cost of revenue, research and development expenses, sales and marketing expenses, and general and administrative expenses because it believes that the information is not relevant in managing its operations. Excluding these expenses also provides for results that better reflect the economic cash flows of the operations, as these expenses are non-cash in nature.

Restructuring Charges

The Company has incurred expenses for restructuring activities and accounted for them in accordance with SFAS No. 146, Accounting for Costs Associated with Exit or Disposal Activities. These include but are not limited to employee severance and leasehold termination costs. Because of the one-time nature of these charges, management excludes them in evaluating its operating performance.

Income Taxes

These adjustments are not tax effected as management believes that given the Company's historical operating losses and other tax considerations, they would not result in an additional tax charge to the income statement.

SumTotal Systems, Inc.

Non-GAAP to GAAP Reconciliations

(in thousands, except per share amounts)

(Unaudited)

	Three-Months Ended March 31,
	2009	2008
Non-GAAP revenue	$23,700	$36,096
Deferred revenue write-down: Subscriptions and support	—	(104)

GAAP revenue	$23,700	$35,992

Non-GAAP net income (loss)	$(2,094)	$4,594
Deferred revenue write-down: Subscriptions and support	—	(104)
Amortization of intangible assets	(1,085)	(1,684)
Stock-based compensation: Subscriptions and support	(60)	(70)
Stock-based compensation: Services	(154)	(150)
Stock-based compensation: Research and development	(52)	(175)
Stock-based compensation: Sales and marketing	(139)	(355)
Stock-based compensation: General and administrative	(286)	(469)
Restructuring charge	(1,295)	(85)

GAAP net income (loss)	$(5,165)	$1,502

Non-GAAP net income (loss) per share, basic and diluted	$(0.07)	$0.14
Amortization of intangible assets	(0.04)	(0.05)
Stock-based compensation	(0.02)	(0.04)
Restructuring	(0.04)	—

GAAP net income (loss) per share, basic and diluted	$(0.17)	$0.05

Weighted average common shares outstanding, basic, GAAP and non-GAAP	31,237	32,117

Weighted average common shares outstanding, diluted, non-GAAP	31,237	32,483
Anti-dilutive impact in net loss periods	—	(366)

Weighted average common shares outstanding, diluted, GAAP	31,237	32,117